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Exhibit 10.1

2004 EQUITY INCENTIVE PLAN FOR DIRECTORS OF
OWENS-ILLINOIS, INC.

        OWENS-ILLINOIS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby amends and restates in its entirety the Stock Option Plan for Directors of Owens-Illinois, Inc., which was adopted on March 11, 1994 and amended effective March 1, 1996, as the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc. The purposes of this Equity Incentive Plan are as follows:

        (1)   To further the growth, development and financial success of the Company by providing additional incentives to certain members of its Board of Directors who are not employees of the Company, by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

        (2)   To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company under grants and awards of options, restricted stock and restricted stock units.

        The Plan shall be effective upon the date it is approved by the Company's stockholders ("Effective Date").

ARTICLE I
DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

Section 1.1—Award

        "Award" shall mean an Option, Restricted Stock or Restricted Stock Unit granted or awarded under this Plan.

Section 1.2—Board

        "Board" shall mean the Board of Directors of the Company.

Section 1.3—Code

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4—Committee

        "Committee" shall mean a committee of the Board appointed to administer the Plan, as provided in Section 8.1.

Section 1.5—Common Stock

        "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.6—Company

        "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code would apply if such Options were "incentive stock options" within the meaning of Section 422 of the Code.

Section 1.7—Director

        "Director" shall mean a member of the Board, whether he is such a member at the time this Plan is adopted or becomes such a member subsequent to the adoption of this Plan, who is not an employee of the Company or of any corporation which is a Parent Corporation or a Subsidiary.

Section 1.8—Effective Date

        "Effective Date" shall have the meaning set forth in the preamble of this Plan.

Section 1.9—Exchange Act

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.10—Fair Market Value

        "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, either (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.11—Holder

        "Holder" shall mean a Director to whom an Award is granted or awarded under the Plan.

Section 1.12—Option

        "Option" shall mean an option to purchase Common Stock, granted under Article III of this Plan.

Section 1.13—Optionee

        "Optionee" shall mean a Director to whom an Option is granted under the Plan.

Section 1.14—Parent Corporation

        "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15—Plan

        "Plan" shall mean this 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc.

Section 1.16—Restricted Stock

        "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

Section 1.17—Restricted Stock Agreement

        "Restricted Stock Agreement" shall mean Restricted Stock Agreement as provided in Section 6.3.

Section 1.18—Restricted Stock Unit

        "Restricted Stock Unit" shall mean a unit of Restricted Stock awarded under Article VII of this Plan.

Section 1.19—Restricted Stock Unit Agreement

        "Restricted Stock Unit Agreement" shall mean Restricted Stock Unit Agreement as provided in Section 7.3.

Section 1.20—Rule 16b-3

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.21—Securities Act

        "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.22—Stock Option Agreement

        "Stock Option Agreement" shall mean Stock Option Agreement as provided in Section 4.1.

Section 1.23—Subsidiary

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.24—Termination of Membership

        "Termination of Membership" shall mean the time when a Holder's membership on the Board of the Company or of a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reelection to or other reestablishment of membership on the Board of the Company or of a Parent Corporation or a Subsidiary (ii) terminations resulting from the normal expiration of the director's term or (iii) terminations where the Optionee continues a relationship (e.g., as an employee or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Membership, including, but not by way of limitation, the question of whether a Termination of Membership resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Membership.

Section 1.25—Transferable Option

        "Transferable Option" means an Option which by its terms, as determined by the Committee and set forth in the applicable Stock Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; or (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of the Optionee and/or any one or more of such persons listed in (i) or (ii) herein; or (iv) to any limited liability company or partnership, all of whose members or partners consist of the Optionee and/or any one or more of such persons listed in (i), (ii) or (iii) herein; or (v) to any non-profit organization or charitable trust, contributions to which qualify for an income tax deduction under Section 170(c) of the Code, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

Section 1.26—Transferee

        "Transferee" shall mean any person or entity to whom or to which an Optionee has transferred a Transferable Option.

ARTICLE II
SHARES SUBJECT TO PLAN

Section 2.1—Shares Subject to Plan

        The shares of stock subject to Options, awards of Restricted Stock and issuance upon the vesting of Restricted Stock Units shall be shares of Common Stock. The aggregate number of such shares which may be issued upon the exercise of such Options, upon any such awards of Restricted Stock or upon the vesting of such Restricted Stock Units shall not exceed 525,000. For purposes of determining the number of shares of Common Stock that may be issued under the Plan, such number shall increase by the number of shares tendered or relinquished to the Company (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option or award or vesting of Restricted Stock or Restricted Stock Units.

Section 2.2—Unexercised or Unvested Awards

        If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock is repurchased by the Company or forfeited in connection with a Termination of Membership or otherwise, the number of shares repurchased or forfeited may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock Unit is forfeited in connection with a Termination of Membership or otherwise, the number of shares forfeited may again be granted hereunder, subject to the limitations of Section 2.1.

Section 2.3—Changes in Company's Shares

        In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization or reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, which may be awarded as Restricted Stock or which may be issued upon the vesting of Restricted Stock Units, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on the exercise of Options, for awards of Restricted Stock and on the vesting of Restricted Stock Units.

ARTICLE III
GRANTING OF OPTIONS

Section 3.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

Section 3.2—Granting of Options

        (a)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Options have been previously granted under the Plan) as in its opinion should be granted Options; and

          (ii)   Determine the number of shares to be subject to such Options granted to such Directors; and

          (iii)  Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to, such terms and conditions as may be required in order to make an Option a Transferable Option.

        (b)   Upon the selection of a Director to be granted an Option, the Committee shall instruct the appropriate officer or officers of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

ARTICLE IV
TERMS OF OPTIONS

Section 4.1—Stock Option Agreement

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.25 hereof.

Section 4.2—Option Price

        The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted.

Section 4.3—Commencement of Exercisability

        (a)   No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.3(c) and 4.5.

        (b)   Subject to the provisions of Sections 4.3(a), 4.3(c) and 4.5, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 4.5, accelerate the time at which such Option or any portion thereof may be exercised.

        (c)   No portion of an Option which is unexercisable at Termination of Membership shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

Section 4.4—Expiration of Options

        (a)   No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i)    The expiration of ten years and one day from the date the Option was granted; or

          (ii)   Except in the case of (A) any Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), or (B) any Optionee who retires within the meaning of clause (iv) below, or (C) any Optionee who dies or (D) any Optionee whose right to exercise his Option is extended by the Committee pursuant to clause (vi) below, the expiration of three months from the date of the Optionee's Termination of Membership for any reason unless the Optionee dies within said three-month period; or

          (iii)  In the case of any Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Membership by reason of his disability unless the Optionee dies within said one-year period; or

          (iv)  In the case of any Optionee who retires (as determined by the Committee in accordance with Company policies), the expiration of three years from the date of the Optionee's Termination of Membership by reason of such retirement; or

          (v)   The expiration of one year from the date of the Optionee's death; or

          (vi)  In the case of any Optionee whose right to exercise his Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Membership, the date upon which such extension expires.

        (b)   Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Membership; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

Section 4.5—Merger, Consolidation, Acquisition, Liquidation or Dissolution

        Notwithstanding the provisions of Section 9.4, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

ARTICLE V
EXERCISE OF OPTIONS

Section 5.1—Persons Eligible to Exercise

        During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

Section 5.2—Partial Exercise

        At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3—Manner of Exercise

        An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the secretary of the Company or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

        (a)   Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

        (b)   (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (ii)   With the consent of the Committee, either (A) shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) shares of Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

          (iii)  With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i) and (ii); and

        (c)   The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, either (i) shares of Common Stock owned by the Optionee duly endorsed for transfer or (ii) shares of Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

        (d)   Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (e)   In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4—Rights as Stockholders

        The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionee.

Section 5.5—Transfer Restrictions

        Unless otherwise approved in writing by the Committee, no shares acquired upon the exercise of any Option by any Director may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

ARTICLE VI
AWARDS OF RESTRICTED STOCK

Section 6.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be awarded Restricted Stock.

Section 6.2—Award of Restricted Stock

        (a)   An award of Restricted Stock is a grant of shares of Common Stock, with such shares of Common Stock that may be subject to a risk of forfeiture or other restrictions that shall expire upon the satisfaction of the terms and conditions in the Restricted Stock Agreement.

        (b)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Restricted Stock have been previously awarded under the Plan) as in its opinion should be awarded Restricted Stock; and

          (ii)   Determine the term of the restrictions placed on the Restricted Stock; and

          (iii)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

Section 6.3—Restricted Stock Agreement

        Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Holder and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 6.4—Rights as Stockholders

        Upon delivery of the shares of Restricted Stock to the Holder or the escrow holder pursuant to Section 6.7, the Holder shall have, unless otherwise provided by the Committee, all of the rights and privileges of a stockholder of the Company with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including voting rights and the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

Section 6.5—Restrictions

        All shares of Restricted Stock issued under this Plan (including any shares received by Holders with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee, in its absolute discretion, shall provide, which restrictions may include, without limitation, forfeiture conditions, restrictions concerning voting rights and transferability and restrictions based on duration of membership on the Board of the Company or of a Parent Corporation or a Subsidiary. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Holder of Restricted Stock upon issuance, the Holder's rights in unvested Restricted Stock shall lapse upon Termination of Membership.

Section 6.6—Repurchase of Restricted Stock

        The Committee may provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the holder of Restricted Stock the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Membership of the Holder, at a cash price per share equal to the price paid by the holder of Restricted Stock for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Membership without cause, or following a change in control of the Company or because of the Holder's retirement, death or disability, term expiration, or otherwise, and provided further that provisions may be made that the right of repurchase may be exercised at a price less than the price paid by the Holder in the event of termination for cause, voluntary termination or otherwise.

Section 6.7—Escrow

        The secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 6.8—Legend

        In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII
AWARDS OF RESTRICTED STOCK UNITS

Section 7.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be awarded Restricted Stock Units.

Section 7.2—Award of Restricted Stock Units

        (a)   An award of a Restricted Stock Unit is a grant of the right to receive shares of Common Stock in the future, with such right to future delivery of such shares of Common Stock subject to a risk of forfeiture or other restrictions that shall expire upon the satisfaction of the terms and conditions in the Restricted Stock Unit Agreement.

        (b)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Restricted Stock Units have been previously awarded under the Plan) as in its opinion should be awarded Restricted Stock Units; and

          (ii)   Determine the term of the vesting period placed on the Restricted Stock Units; and

          (iii)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock Units, consistent with the Plan.

Section 7.3—Restricted Stock Unit Agreement

        Restricted Stock Units shall be issued only pursuant to a written Restricted Stock Unit Agreement, which shall be executed by the Holder and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.4—Rights as Stockholders

        A Holder of Restricted Stock Units shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares covered by the Restricted Stock Units unless and until such shares have been registered on the stock transfer books of the Company in the name of such Holder.

Section 7.5—Restrictions

        All Restricted Stock Units issued under this Plan (including any units received by holders thereof with respect to Restricted Stock Units as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Unit Agreement, be subject to such restrictions as the Committee, in its absolute discretion, shall provide, which restrictions may include, without limitation, forfeiture conditions, restrictions concerning voting rights and vesting and transferability and restrictions based on duration of membership on the Board of the Company or of a Parent Corporation or a Subsidiary. Restricted Stock Units may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Holder of Restricted Stock Units upon issuance, the Holder's rights in unvested Restricted Stock Units shall lapse upon Termination of Membership.

ARTICLE VIII
ADMINISTRATION

Section 8.1—Committee

        The Committee shall consist of two or more members of the Board, appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 8.2—Duties and Powers of Committee

        It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options, Restricted Stock and Restricted Stock Unit Agreements issued hereunder and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

Section 8.3—Majority Rule

        The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 8.4—Compensation; Professional Assistance; Good Faith Actions

        Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, Restricted Stock and Restricted Stock Units granted or awarded hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE IX
OTHER PROVISIONS

Section 9.1—Consideration

        In consideration of the granting of an Award under the Plan, the Holder shall agree, in the written Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement, to remain a member of the Board of the Company or of a Parent Corporation or a Subsidiary for a period of at least one year after the Award is granted; provided, however, that the Committee may require that the Holder provide additional consideration for such Award.

Section 9.2—Awards Not Transferable

        No Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.2 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution.

Section 9.3—Conditions to Issuance of Stock Certificates

        The shares of stock issuable and deliverable under upon the Plan may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock under the Plan prior to fulfillment of all of the following conditions:

        (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

        (b)   The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d)   The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the Award; and

        (e)   With respect to the exercise of an Option, the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 9.4—Adjustments in Outstanding Awards

        In the event that the outstanding shares of Common Stock subject to Awards are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization or reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Awards, or portions thereof then unexercised or unvested, shall be exercisable or granted upon any Awards, to the end that after such event the Holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of an Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Holders, the Company and all other interested persons.

Section 9.5—Term of the Plan

        The term of the Plan shall expire ten years from the Effective Date, unless the Plan is sooner terminated by the Board or unless the term of the Plan is extended by the Board, subject to approval by the Company's stockholders. No Award may be granted during any period of suspension of the Plan or after termination of the Plan.

Section 9.6—Amendment, Suspension or Termination of the Plan

        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on the exercise of Options or awarded as Restricted Stock or the vesting of Restricted Stock Units, materially modify the eligibility requirements of Sections 3.1, 6.1 or 7.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in Section 9.5 on the period during which Awards may be granted, or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted.

Section 9.7—No Right to Continued Board Membership

        Nothing in this Plan or in any Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement hereunder shall confer upon any Holder any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights otherwise conferred on or reserved to the Board and the stockholders of the Company, its Parent Corporations and its Subsidiaries, and/or the stockholders of any of them, to terminate any Holder's Board membership at any time for any reason whatsoever, with or without cause.

Section 9.8—Effect of Plan Upon Other Option and Compensation Plans

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for members of the Board of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options, restricted stock or restricted stock units otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or restricted stock units in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.9—Titles

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 9.10—Conformity to Securities Laws

        The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

*    *    *    *

I hereby certify that the foregoing Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 23, 2004.

        Executed as of the 24th day of March, 2004.

/s/ James W. Baehren Secretary
Corporate Seal

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2004 EQUITY INCENTIVE PLAN FOR DIRECTORS OF OWENS-ILLINOIS, INC.
ARTICLE I DEFINITIONS
ARTICLE II SHARES SUBJECT TO PLAN
ARTICLE III GRANTING OF OPTIONS
ARTICLE IV TERMS OF OPTIONS
ARTICLE V EXERCISE OF OPTIONS
ARTICLE VI AWARDS OF RESTRICTED STOCK
ARTICLE VII AWARDS OF RESTRICTED STOCK UNITS
ARTICLE VIII ADMINISTRATION
ARTICLE IX OTHER PROVISIONS